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                                  Exhibit 23.3


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                                                                    Exhibit 23.3




                          INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Amendment No. 1 to the Registration Statement of Brake Headquarters U.S.A., Inc. on Form S-3 of our report dated December 23, 1997 on the financial statements of WAWD-EAP Automotive Products, Inc. incorporated by reference in the Prospectus, which is part of this Registration Statement.

We also consent to the reference to us under the heading "Experts" in such Prospectus.

                                       DELOITTE & TOUCHE LLP


San Francisco, California
May 7, 1998